EXHIBIT 23.5

                                    CONSENT

      The undersigned consents to being named in this Registration Statement on Form S-1 as a person who is about to become a director of TRIAD.

October 7, 1997

                                            /S/ MARVIN L. MARKS
                                                Marvin L. Marks